UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                          SCHEDULE 14C
                         (RULE 14c-101)

                    SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
                       Exchange Act of 1934

Filed by the registrant   [X]
Filed by a party other than the registrant   [ ]

     Check the appropriate box:

     [ ] Preliminary information statement
     [ ] Confidential, for use of the Commission only
          (as permitted by Rule 14c-5(d)(2))
     [X]  Definitive information statement

                         National Filing Agents, Inc.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

     Payment of filing fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on the table below per Exchange Act
          Rules 14c-5(g) and 0-11.
          1)  Title of each class of securities to which transaction applies:
          2)  Aggregate number of securities to which transaction applies:
          3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          4)  Proposed maximum aggregate value of transaction:
          5)  Total fee paid:  N/A

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:  N/A
         (2)  Form, schedule or registration statement no.:  N/A
         (3)  Filing party:  N/A
         (4)  Date filed:  N/A

                        National Filing Agents, Inc.
                      1901 Post Oak Drive, Suite 2402
                             Houston, TX  77027
                       Telephone:  713-333-5808

                                                     November 14, 2007

To the Shareholders:

The purpose of this Information Statement is to is to inform the holders of record, as of the close of business on October 29, 2007 (the "Record Date"), of shares of common stock, par value $0.001 per share (the "Common Stock") of National Filing Agents, a Nevada corporation ("NFLA" or the "Company"), that nine holders of approximately 74% of our capital stock as of the Record Date have given written consent as of October 29, 2007, to approve the following:

1. To reflect a forward Stock Split on the ratio of two-point-one new shares for one old share (2.1:1); and
2. To reflect that the Corporation's name be, and hereby is, changed to Bonanza Oil & Gas, Inc.

Nevada corporation law and the Company's bylaws permit holders of a majority of the voting power to take stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the increase of authorized shares, the forward stock split and the corporate name change as described in this Information Statement.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions. In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. This Information Statement is first being mailed or furnished to stockholders on or about November 16, 2007.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

By Order of the Board of Directors

/s/ Bob Teague
-----------------------
    Bob Teague
    Chief Executive Officer and Director
    November 14, 2007

                     WE ARE NOT ASKING YOU FOR A PROXY
                AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                        National Filing Agents, Inc.
                      1901 Post Oak Drive, Suite 2402
                             Houston, TX  77027

                            INFORMATION STATEMENT
                         AND NOTICE OF ACTIONS TAKEN
                BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS


General Information
-------------------

This Information Statement is being provided to the Shareholders of National Filing Agents, Inc. ("NFLA " or the "Company"), in connection with our prior receipt of approval by written consent, in lieu of a meeting of shareholders, to approve the following:

1. To reflect a forward Stock Split on the ratio of two-point-one new shares for one old share (2.1:1); and
2. To reflect that the Corporation's name be, and hereby is, changed to Bonanza Oil & Gas, Inc.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will only deliver one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

                        National Filing Agents, Inc.
                      1901 Post Oak Drive, Suite 2402
                            Houston, TX  77027

Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting the Company at the address listed above.

The Company's Board of Directors approved this action on October 26, 2007 and recommended to effectuate a two-point-one for one (2.1:1) forward stock split of the outstanding Common Stock, while retaining the current par value of $0.001, with appropriate adjustments to the capital accounts of National Filing Agents, Inc, with all fractional shares rounded up to the nearest whole share.

The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.
According to this Section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

The date on which this Information Statement was first sent to the shareholders is on, or about November 16, 2007. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company was October 29, 2007, (the "Record Date").

Outstanding Voting Stock of the Company
---------------------------------------

As of the Record Date, the Company had 60,000,000 authorized shares of common stock, of which 12,178,403 were issued and outstanding. The consenting stockholders, who consist of nine current stockholders of the Company, are collectively the record and beneficial owners of 9,023,810 shares, which represents approximately 74% of the issued and outstanding shares of the Company's outstanding common stock. The consenting stockholders voted in favor of the actions described by written consent, dated October 29, 2007. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

Under Nevada corporation law and the Company's bylaws, the consent of the holders of a majority of the voting power is effective as stockholders' approval. We will file an Amendment to the Articles of Incorporation of the Company (the "Amendment") in order to increase the number of authorized shares and change the name of the Company, in accordance with the requirements of the Securities Exchange Act of 1934 and Regulation 14C promulgated thereunder, the Amendment will not be filed with the Secretary of State of Nevada or become effective until at least twenty (20) calendar days after the mailing of this Information Statement.

Security Ownership of Certain Owners and Management
---------------------------------------------------

The following table sets forth the Common Stock ownership information as of October 29, 2007, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common and Preferred Stock, (ii) each director of the Company, (iii) each person intending to file a written consent to the adoption of the Amendment described herein, and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.

                                                         Amount
Title     Name and Address                               of shares    Percent
of        of Beneficial                                  held by       of
Class     Owner of Shares                Position        Owner        Class(1)
----------------------------------------------------------------------------

Common     Bob Teague (2)                Chairman/CEO    1,523,810      12.5%
Common     Bill Wiseman (3)              President,      1,523,810      12.5%
Common     Ran Furman (4)                CFO               190,476       1.6%
Common     Lucas Energy, Inc. (5)        Shareholder     3,000,000      24.6%
-----------------------------------------------------------------------------
Totals:                                                  6,238,096      51.2%

All Executive Officers, Directors
as a Group  (3 persons)                                  3,238,095      26.6%
-----------------------------------------------------------------------------

(1) The percentages listed in the percent of class column are based upon 12,178,403 issued and outstanding shares of Common Stock.
(2)  Bob Teague, 1901 Post Oak Drive, Suite 2402, Houston, TX  77027.
(3)  Bill Wiseman, 1901 Post Oak Drive, Suite 2402, Houston, TX  77027.
(4)  Ran Furman, 1901 Post Oak Drive, Suite 2402, Houston, TX  77027.
(5)  Lucas Energy, Inc., 3000 Richmond Avenue, #400  Houston, TX  77098,

                  EXPLANATION OF ACTIONS TO BE TAKEN


                                 ITEM 1

                      TWO FOR ONE FORWARD STOCK SPLIT

The Board of Directors of the Company have adopted a resolution to forward split the Company's shares two-point-one for one (2:.1:1), which will result in the issuance of two-point-one (2.1) new shares ("New Shares") for each one
(1) old share ("Old Shares") of the Company's common stock held as of October 29, 2007 (the "Record Date"). The holders of shares representing a majority of the Company's outstanding voting stock have given their written consent to the forward stock split. Under Nevada corporation law and the Company's bylaws, the consent of the holders of a majority of the voting power is effective as stockholders' approval. In accordance with the requirements of the Securities Exchange Act of 1934 and Regulation 14C promulgated thereunder, the forward stock split will not become effective until at least twenty (20) calendar days after the mailing of this Information Statement.

The procedure for shareholders to obtain New Shares in exchange for Old Shares pursuant to the Stock Split is set forth below under the heading "Effective Date."

Purpose and Effect of Forward Stock Split
-----------------------------------------

The Board has determined that share liquidity would be enhanced by having additional shares held by the Company's shareholders.

NFLA will not issue any certificates representing fractional shares. Any fractional shares will be rounded to the nearest whole share. This forward stock split will not affect the current par value of $0.001 per share. The appropriate adjustments to the capital accounts of National Filing Agents, Inc, with all fractional shares rounded up to the nearest whole share. This forward stock split will increase the number of issued and outstanding common shares from 12,178,403 to 25,574,646 common shares and have no effect on the authorized number of shares.

The board of directors of NFLA may authorize, without further shareholder approval, the issuance of such shares of common stock or preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders' equity, of then existing shareholders.

Issuance of additional common stock may have the effect of deterring or thwarting persons seeking to take control of NFLA through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

There can be no assurance, nor can the Board of Directors of the Company predict what effect, if any, these change, include the forward stock split will have on the market price of the Company's common stock.



                                ITEM 2

                AMENDMENT OF THE ARTICLES OF INCORPORATION
                    TO CHANGE THE NAME OF THE COMPANY

The Board of Directors of the Company have adopted a resolution to change the name of the corporation from "National Filing Agents, Inc." to " Bonanza Oil & Gas, Inc." The holders of shares representing a majority of the Company's outstanding voting stock have given their written consent to the Corporate Name Change. Under Nevada corporation law and the Company's bylaws, the consent of the holders of a majority of the voting power is effective as stockholders' approval. We will file an Amendment to the Articles of Incorporation of the Company (the "Amendment") in order to change the name of the Company, provided, however, that in accordance with the requirements of the Securities Exchange Act of 1934 and Regulation 14C promulgated thereunder, the name change Amendment will not be filed with the Secretary of State of Nevada or become effective until at least twenty (20) calendar days after the mailing of this Information Statement.


Purpose and Effect of the Corporate Name Change
-----------------------------------------------

The Corporate Name Change has been approved because the new name represents the Company's new business focus. National Filing Agents, Inc. commenced business in December, 2002 to provide electronic filing services for clients that need to electronically file prospectuses, registration statements, and other documents. On October 23, 2007, the Company entered into an Acquisition and Plan of Merger Agreement with Plantation Working Interests, LLC, ("PWI") a privately-held limited liability company, organized in Texas. (See Current Report filed with the Commission, dated October 23, 2007.)

Pursuant to the Acquisition and Plan of Merger, Plantation Working Interests, LLC took control of the Company, whereby NFLA remained the surviving entity. Plantation Working Interests, LLC is engaged in the business as a nonoperating working interest participant in oil and gas projects.

As a result of this change of direction, the Company's business focus now deals with oil and gas projects. The adoption of "Bonanza Oil & Gas, Inc." as the new name more clearly and accurately describes the Company's business focus. With the name "National Filing Agents, Inc.", there is no clear relationship to the Company's current business activities. The name "Bonanza Oil & Gas, Inc." should allow the Company to develop a clearer and more recognizable identity in the marketplace.


Effective Date
--------------

Certificates for the Company's common stock that recite the name "National Filing Agents, Inc." will continue to represent shares in the Company after the Corporate Name Change has become effective. If, however, a stockholder wishes to acquire a certificate reciting the name " Bonanza Oil & Gas, Inc.." after the effectiveness of the Corporate Name Change, the stockholder may do so by surrendering their certificate to the Company's transfer agent with a request for a replacement certificate and the appropriate stock transfer fee. The new certificate will reflect the name change and two-for-one forward stock split.

     The Company's transfer agent is:

                   Empire Stock Transfer Inc.
                2470 St. Rose Parkway, Suite 304
                     Henderson, Nevada 89074
                      Tel:  (702) 818-5898
                      Fax:  (702) 974-1444


No Dissenter's Rights
---------------------

Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our shareholders with any such right.

Nevada Anti-Takeover Provisions
-------------------------------

The anti-takeover provisions of Sections 78.411 through 78.445 of the Nevada Corporation Law apply to NFLA. Section 78.438 of the Nevada law prohibits the Company from merging with or selling more than 5% of our assets or stock to any shareholder who owns or owned more than 10% of any stock or any entity related to a 10% shareholder for three years after the date on which the shareholder acquired the NFLA shares, unless the transaction is approved by NFLA's Board of Directors. The provisions also prohibit the Company from completing any of the transactions described in the preceding sentence with a 10% shareholder who has held the shares more than three years and its related entities unless the transaction is approved by our Board of Directors or a majority of our shares, other than shares owned by that 10% shareholder or any related entity. These provisions could delay, defer or prevent a change in control of NFLA.

Conclusion
----------

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the Amendment. Your consent to the Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.


                                   For the Board of Directors of
Date:  November 14, 2007           National Filing Agents, Inc.


                                   By:  /s/ Bob Teague
                                    ----------------------------------
                                            Bob Teague
                                            President and Director

Exhibit "A"


                                  PROPOSED
                         CERTIFICATE OF AMENDMENT
                                   OF THE
                         ARTICLES OF INCORPORATION
                                     OF
                         NATIONAL FILING AGENTS, INC.

(Pursuant to NRS 78.385 and 78.390 -- After Issuance of Stock)

         We the undersigned do hereby certify that:

         1. National Filings Agents, Inc. (the "Corporation") is a corporation formed under the laws of the State of Nevada, and its Articles of Incorporation were filed in the office of the Secretary of State on December 24, 2002.

         2. The Articles of Incorporation are hereby amended by deleting the existing ARTICLE I and replacing it in its entirety with the following amendment:

          ARTICLE I:  The name of the corporation shall be:

                        Bonanza Oil & Gas, Inc.

         3. This amendment to the Articles of incorporation has been duly adopted in accordance General Corporation Law of the State of Nevada.

         4. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is: 12,178,403; that the said changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

         5. The number of shares voted for such amendments was 9,023,810 (74%) and the number voted against such amendment was 0 (0%).

         The undersigned has signed these Articles on November ____, 2007.


                                     /s/
                                     ---------------------------
                                     By: Bob Teague
                                     Title:  Chief Executive Officer
                                             and Director